Rule 497(e)
                                                            File Nos. 2-75503
                                                                    811-03364



                             Maxim Series Fund, Inc.

                    Supplement dated December 15, 2003 to the
                          Prospectus dated May 1, 2003

                      Maxim Janus High-Yield Bond Portfolio

                                (the "Portfolio")


Effective December 5, 2003:

Michael C. Buchanan is no longer the Portfolio Manager of the Maxim Janus High Yield Bond Portfolio or responsible for the day-to-day management of the Portfolio.

Gibson Smith is the portfolio manager of the Maxim Janus High Yield Bond Portfolio. Mr. Smith is Executive Vice President and Portfolio Manager of the Janus High-Yield Fund. He is also Executive Vice President and Portfolio Manager of the Janus Short-Term Bond Fund. He joined Janus Capital in 2001 as a fixed-income analyst. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado at Boulder.




            This supplement should be retained for future reference.